SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-12

ZONES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

☐    Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

707 South Grady Way

Renton, Washington 98055-3233

March 17, 2003

Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Zones, Inc. on Thursday, April 24, 2003, at 3:00 p.m., local time, at the Company’s corporate headquarters, which are located at 707 South Grady Way, Renton, Washington 98055.

At the Annual Meeting, you will be asked to (i) elect five directors to the Company’s Board of Directors, (ii) consider and vote on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2003, (iii) consider and vote on an increase in the share reserve under our 1996 Employee Stock Purchase Plan, and (iv) consider and vote on approving the Zones, Inc. 2003 Equity Incentive Plan. The Notice of the 2003 Annual Meeting of Shareholders and the Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Your Board of Directors unanimously recommends that you vote FOR the election of the nominated directors, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2003, FOR approval of the amendments to the Company’s 1996 Employee Stock Purchase Plan, and FOR approval of the Company’s 2003 Equity Incentive Plan.

Whether or not you plan to attend, we hope you will have your stock represented at the Annual Meeting. In order to do so, please mark, sign, date and return your proxy card in the enclosed, postage-prepaid envelope as soon as possible. Your stock will be voted in accordance with any instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

Sincerely yours,

FIROZ H. LALJI Chairman of the Board, President and Chief Executive Officer

ZONES, INC.

707 South Grady Way

Renton, Washington 98055-3233

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2003

To the Shareholders of Zones, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Zones, Inc., a Washington corporation (the “Company”), will be held on Thursday, April 24, 2003, at 3:00 p.m. local time, at the Company’s corporate headquarters, which are located at 707 South Grady Way, Renton, Washington 98055, for the following purposes:

1.	To elect five members of the Board of Directors to hold office until the next Annual Meeting or until their respective successors are elected and qualified.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

3.	To consider amendments to the Company’s 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance and to permit vice presidents and more senior officers of the Company to participate in the Purchase Plan.

4.	To consider approval of the Company’s 2003 Equity Incentive Plan.

5.	To transact such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on Wednesday, March 12, 2003, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record on that date will be entitled to vote at the Annual Meeting and any adjournments or postponements. For ten days prior to the Annual Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s principal office.

By order of the Board of Directors,

RONALD P. MCFADDEN Senior Vice President, Chief Financial Officer and Secretary

Renton, Washington

March 17, 2003

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE ANNUAL MEETING.

707 South Grady Way

Renton, Washington 98055-3233

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on April 24, 2003

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zones, Inc. (the “Company”), for use at the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 24, 2003, or at any adjournments or postponements thereof. The Annual Meeting will be held at 3:00 p.m. local time, at the Company’s corporate headquarters, which are located at 707 South Grady Way, Renton, Washington 98055, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being sent or given to the shareholders of the Company on or about March 17, 2003.

SOLICITATION AND VOTING OF PROXIES

If the accompanying form of proxy is properly signed, dated and returned, the shares represented by the proxy will be voted in accordance with instructions specified on the proxy card. In the absence of instructions to the contrary, such shares will be voted “FOR” election to the Board of all of the nominees listed in this Proxy Statement and named in the form of proxy, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2003, “FOR” approval of the amendments to the Company’s 1996 Employee Stock Purchase Plan and “FOR” approval of the Company’s proposed 2003 Equity Incentive Plan. Any shareholder executing a proxy has the power to revoke it at any time before it is voted by (i) delivering written notice of revocation to the Secretary of the Company, (ii) executing and delivering to the Company another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock, $.001 par value per share (the “Common Stock”), at the close of business on March 12, 2003, are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 13,624,668 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each share of Common Stock outstanding on the record date is entitled to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock shall constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” (shares represented at the Annual Meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote such shares, and (ii) the broker or nominee does not have discretionary voting power) will each be counted as present for the purposes of determining the presence of a quorum. Holders of Common Stock are not entitled to cumulate votes in the election of directors.

Under Washington law and the Company’s charter documents, if a quorum is present, the five nominees for election to the Board who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected directors. The affirmative vote of a majority of shares voted affirmatively or negatively in person or by proxy at the Annual Meeting is required for approval of any other matters submitted to a vote of shareholders.

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Proxy Voting and Revocation

Shares for which proxies are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted on the proxy or, in the absence of directions to the contrary, such shares will be voted “FOR” the election of the nominees to the Board, “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2003, “FOR” approval of the amendments to the Company’s 1996 Employee Stock Purchase Plan and “FOR” approval of the Company’s 2003 Equity Incentive Plan. It is not expected that matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Company’s Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person.

Expenses of Solicitation

The expenses of preparing and mailing this Proxy Statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. Solicitation will be by mail and may be supplemented by personal interview, telephone and telegram by directors, officers and other employees of the Company without special compensation. In addition to soliciting shareholders by mail through its employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs.

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INFORMATION ABOUT ZONES, INC.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 12, 2003, certain information with respect to the beneficial ownership of the Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and director-nominee of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Number of Shares Underlying Options(3)	Percent of Common Stock Outstanding(4)
Firoz H. and Najma Lalji(5) 707 South Grady Way Renton, WA 98055	7,051,700	487,500	50.0%
Dimensional Fund Advisors, Inc.(6) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	881,525	—	6.5%
John T. Carleton	82,000	34,000	*
Scott F. Koerner	78,000	78,000	*
Ronald P. McFadden	59,080	59,080	*
Anwar M. Jiwani	56,000	56,000	*
Kathleen S. Pushor	48,500	23,500	*
John H. Bauer	34,000	34,000	*
Richard E. Carter	33,500	27,500	*
E. Diane Parks(7)	—	—	—
All directors and executive officers as a group (8 persons)	7,442,780	799,580	51.6%

*	Less than 1%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them subject to community property law where applicable and to the information contained in the footnotes to this table.

(2)	Number of shares of Common Stock shown as beneficially owned by the persons named in this table includes all shares of Common Stock underlying options or warrants exercisable within 60 days of March 12, 2003.

(3)	Represents the number of shares of Common Stock underlying options or warrants exercisable within 60 days of March 12, 2003.

(4)	Calculated on the basis of 13,624,668 shares of Common Stock outstanding as of March 12, 2003, except that shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of March 12, 2003, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

(5)	Includes 186,340 shares held in trust for the benefit of Mr. Lalji’s children, of which he disclaims beneficial ownership.

(6)	Based on Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission on February 11, 2003. Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, serves as investment advisor to various investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the shares of the Company that are owned by the Funds. Dimensional disclaims beneficial ownership of such shares.

(7)	Ms. Parks’ employment with the Company terminated on August 30, 2002.

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Management

Directors.    This section sets forth the Company’s current directors, including the nominees for election at the Annual Meeting, and information concerning their respective ages and backgrounds.

Firoz H. Lalji, age 56, has served as the Company’s President and Chief Executive Officer since May 1998, and as Chairman of the Board since March 1999. Mr. Lalji was co-founder and has served as a director of the Company since March 1990. Mr. Lalji is also President and Chief Executive Officer of Fana Capital Corporation, an investment holding company. From 1981 to 1997, he was President and Chief Executive Officer of Kits Cameras, Inc., which operated over 140 camera specialty stores in eight western states.

John H. Bauer, age 62, has served as a director of the Company since March 1997. Since 1994, Mr. Bauer has been Executive Vice President of Nintendo of America, Inc., a manufacturer and distributor of video games and products. From 1979 to 1994, he served as Managing Partner of the Northwest Group and the Seattle office of Coopers & Lybrand L.L.P., a public accounting and consulting firm.

John T. Carleton, age 58, has served as a director of the Company since November 1995. From October 1995 to the present, he has held the position of Senior Vice President of Benaroya Capital Company, L.L.C., a private investment company. From 1993 to 1995, he served as Senior Vice President of GE Capital Equity Capital Group, Inc.

Kathleen S. Pushor, age 45, has served as a director of the Company since December 1998. Since 1999, Ms. Pushor has served as a principal of Pushor & Associates, a management and consulting firm specializing in e-commerce strategy and implementation. From 1998 to 1999, Ms. Pushor served as Executive Vice President and Chief Marketing Officer of MicroAge, Inc., a distributor and integrator of computer hardware and software products. Between 1989 and 1997, Ms. Pushor served in a number of positions for MicroAge, Inc., including, President of MicroAge, Inc.’s Channel Services Division and President of ECadvantage, Inc., a wholly-owned subsidiary of MicroAge, Inc.

Richard E. Carter, age 60, has served as a director of the Company since March 1999. He serves as a principal of Richwil Associates, a management and consulting firm located in New Jersey. Since November 1999, he has served as President, Chief Operating Officer and as a director of Photoamerica Inc., an online digital photo processing company. From January 1993 until his retirement in early 1999, Mr. Carter held the dual posts of President and Chief Operating Officer of Konica USA Inc. and Konica Canada Inc. He also served as Chairman of the Board of Konica Canada Inc. from 1996 to 1999.

No family relationships exist between any of the Company’s directors or executive officers.

Director Compensation.    All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board. Directors who are employees of the Company do not receive any fee for their services as directors. Outside directors receive a quarterly retainer fee of $2,500, in addition to fees of $1,000 and $500, respectively, for each Board or committee meeting attended. Each committee chairperson also receives a $250 fee for each committee meeting that they preside over.

In 2002, each outside director was granted an option to purchase up to 5,000 shares of Common Stock at $0.88 per share under the Company’s 1999 Director Stock Option Plan. Each of these options has a ten-year term and will vest at the end of a one-year period from the date of grant.

The Company has entered into agreements with all directors under which the Company will indemnify them against claims and liabilities arising out of their service as directors, in addition to advancing expenses to defend claims subject to indemnification.

Meetings of the Board of Directors and Board Committees.    During the fiscal year ended December 31, 2002, the Board held four meetings, the Audit Committee of the Board held four meetings and the Compensation

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Committee of the Board held four meetings. The Company created a Nominating and Corporate Governance Committee in October 2002, but that Committee did not have any meetings in 2002. No director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

The members of the Audit Committee during fiscal 2002 were Mr. Bauer, Ms. Pushor and Mr. Carleton. The Audit Committee, among other functions, reviews the Company’s internal accounting procedures and consults with and reviews the services provided by the Company’s independent auditors. For additional information concerning the Audit Committee, see “Report of the Audit Committee” and “Principal Accounting Firm Fees” below.

The members of the Compensation Committee during fiscal 2002 were Mr. Carleton and Mr. Carter. The Compensation Committee reviews and makes recommendations to the full Board with respect to the compensation and benefits to be provided to the Company’s officers and directors, in addition to general policy matters relating to employee compensation and benefits. For additional information about the Compensation Committee, see “Report of Compensation Committee on Executive Compensation” below.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned during the past three fiscal years by the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for services rendered to the Company in fiscal 2002 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus		Securities Underlying Options(#)	All Other Compensation(1)
Firoz H. Lalji Chairman of the Board, President and Chief Executive Officer	2002 2001 2000	$250,000 231,089 201,794	$	— — —	150,000 165,000 155,000		$5,281 6,178 200

Scott F. Koerner Executive Vice President and Chief Operating Officer	2002 2001 2000	$275,000 264,682 212,500	$	— 13,750 67,115	10,000 70,000 40,000	$	— — 21,139

Ronald P. McFadden Senior Vice President and Chief Financial Officer	2002 2001 2000	$160,000 153,853 126,250	$	— 8,125 28,438	10,000 40,000 37,000		$3,780 4,932 200

Anwar M. Jiwani Senior Vice President and Chief Information Officer	2002 2001 2000	$146,667 137,667 125,625	$	— — 33,813	10,000 20,000 30,000	$	— 3,576 —

Former Officer:
E. Diane Parks(2) Senior Vice President and Chief Marketing Officer	2002 2001 2000	$118,360 147,500 13,654	$	— — 3,409	10,000 10,000 50,000		$38,625 16,660 3,900

(1)	Amounts shown represent matching contributions by the Company to the named officers’ 401(k) Plan, except that (a) the amounts shown for Mr. Koerner for 2000, and Ms. Parks for 2000 and 2001, reflect relocation expenses paid to them by the Company, and (b) the amount shown for Ms. Parks for 2002 reflects $37,500 of severance pay in connection with her termination of employment on August 30, 2002 and $1,125 of contributions by the Company to Ms. Parks’ 401(k) Plan.

(2)	Ms. Parks commenced employment with the Company in November 2000. Ms. Parks’ employment with the Company terminated on August 30, 2002.

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Option Grants in Fiscal 2002

The following table provides the specified information concerning grants of options to purchase Common Stock made during fiscal 2002 to the Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in 2001	Exercise Price ($/Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%($)	10%($)
Firoz H. Lalji	150,000	17.0%	$0.81	1/29/2012	$76,411	$193,640
Scott F. Koerner	10,000	2.1%	0.88	4/18/2012	5,534	14,025
Ronald P. McFadden	10,000	2.1%	0.88	4/18/2012	5,534	14,025
Anwar M. Jiwani	10,000	2.1%	0.88	4/18/2012	5,534	14,025
Former Officer:
E. Diane Parks(4)	10,000	2.1%	0.88	4/18/2012	5,534	14,025

(1)	All options were granted pursuant to the Company’s 1993 Stock Incentive Plan. Except as described in the footnotes below, all options granted under the 1993 Stock Incentive Plan vest equally over a five-year period from the date of grant. The exercise price and federal tax withholding may be paid in cash or with shares of Company stock already owned.
(2)	All options were granted at market value on the date of grant. The exercise price of each option was based on the closing price of the Common Stock on the date of grant, as reported by the Nasdaq National Market.
(3)	Potential realizable value amounts are net of exercise price, but before taxes associated with exercise. The actual value, if any, that a Named Executive Officer or any other individual may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The figures above are based on the market price of the Common Stock on the date of grant and assumed appreciation over the term of the options at the respective annual rates of stock appreciation shown and are not intended to forecast future appreciation, if any, in the market value of the Common Stock.
(4)	Ms. Parks’ employment with the Company terminated on August 30, 2002.

Fiscal 2002 Year-End Option Values

The following table provides the specified information concerning unexercised options held as of December 31, 2002, by the Named Executive Officers. There were no exercises of options by any Named Executive Officers during fiscal 2002.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the-Money Options at Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Firoz H. Lalji	337,500	150,000	$0	$7,500
Scott F. Koerner	60,000	110,000	0	0
Ronald P. McFadden	42,960	71,640	0	0
Anwar M. Jiwani	40,000	60,000	0	0
Former Officer:
E. Diane Parks(2)	0	0	0	0

(1)	Represents the aggregate fair market value of the shares of Common Stock subject to outstanding in-the-money options, less the aggregate exercise price of such options, based on the closing price of the Common Stock of $0.86 as reported on the Nasdaq National Market on December 31, 2002. A zero opposite a Named Executive Officer’s information means that, as of December 31, 2002, such executive officer’s options were not in-the-money.

(2)	Ms. Parks’ employment with the Company terminated on August 30, 2002.

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Employment Contracts and Termination of Employment

Scott F. Koerner.    Mr. Koerner’s employment agreement provides for a base annual salary of $275,000 through February 2004. Mr. Koerner may also participate in the Company’s Management Incentive Plan. In connection with his employment agreement, Mr. Koerner received an option to purchase up to 60,000 shares of Common Stock, at an exercise price of $3.1875 per share and vesting annually over five years, pursuant to the Company’s 1993 Stock Incentive Plan. In the event of a change in control, Mr. Koerner may receive his base salary for a period of one year following the change in control. In the event of termination prior to the expiration of the three-year term, the Company may be required to pay Mr. Koerner’s base salary for a period of one year following his termination. Upon termination of employment, Mr. Koerner has agreed not to compete with the Company for one year.

Equity Compensation Plan Information

We currently maintain three compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 1993 Stock Incentive Plan, the 1996 Employee Stock Purchase Plan and the 1999 Director Stock Option Plan, which have been approved by shareholders. At the Annual Meeting, shareholders will be asked to approve the Company’s 2003 Employee Incentive Plan, and an amendment to the Company’s 1996 Employee Stock Purchase Plan. Information concerning the 2003 Employee Incentive Plan, and the amendment to the 1996 Employee Stock Purchase Plan, is set forth under the headings “Proposal 3—Approval of Amendment to the Multiple Zones International, Inc. 1996 Employee Stock Purchase Plan” and “Proposal 4—Approval of Adoption of the Zones, Inc. 2003 Equity Incentive Plan” and is not contained in the table below. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the 1993 Stock Incentive Plan, the 1996 Employee Stock Purchase Plan and the 1999 Director Stock Option Plan as of December 31, 2002:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders	2,323,411	$3.58	67,461	(1)
Equity compensation plans not approved by shareholders	—	$—	—

Total	2,323,411		67,461

(1)	Includes 56,750 shares that are reserved for issuance under the 1996 Employee Stock Purchase Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

Based solely on the Company’s review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% shareholders were complied with during 2002.

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REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Policy.    The Compensation Committee establishes and administers the Company’s compensation programs. The goals of these programs are to enhance shareholder value by aligning compensation with the Company’s business objectives and performance, and to enable the Company to attract and retain key management employees who can contribute to the Company’s long-term success. In order to attract outstanding executives, the Company’s philosophy has been and continues to be to provide a total compensation package that is competitive within the e-commerce and direct marketing channels for computer products, and one that bears a close relationship to individual performance and the long-term business objectives of the Company.

The total direct compensation package for the Company’s executive officers is presently made up of three elements—an annual base salary, a short-term incentive program in the form of a performance-based cash bonus under the Company’s Management Incentive Plan (“MIP”), and stock option grants. The Committee believes the Company’s compensation programs are appropriate for its executive officers on the basis of industry standards, competitive practice and Company performance.

Base Salaries.    Individual base salaries reflect primarily historical practice, internal position and responsibilities, and individual performance and contribution. No specific weight is assigned to these factors. The Committee reviews salaries for all executive officers at the Senior Vice President level and higher, giving due consideration to the recommendations of the Chief Executive Officer. The Committee believes that the relative salaries of senior management should reflect individual experience, contribution and performance, although it does not have a targeted range for base salaries or bonuses for any position. Salaries are established by the Board based on the Committee’s recommendations.

Bonus Compensation.    The MIP is designed to enable the Company to attract, retain and motivate employees of the highest caliber. The MIP is a cash-based award system under which all non-commissioned employees of the Company are rewarded for the Company’s success. The Committee is responsible for establishing and communicating to all participants in the MIP specific goals for financial performance by the Company. In addition, the Committee may, at its discretion, establish individual performance goals for one or more participants or provide that bonuses under the MIP will vary depending upon the Committee’s evaluation of overall individual performance by those participants. For 2002, potential bonus payments under the MIP for the five highest paid executive officers were to be based on overall Company performance combined with individual performance criteria. The potential bonuses available in 2002 under the MIP for Senior Vice Presidents and above ranged from 25 percent to 50 percent of base salary.

Stock Options.    The Company’s 1993 Stock Incentive Plan is designed to provide additional incentives to executive officers and other key employees to maximize shareholder value. Because these individuals are in a position to make a substantial contribution to the Company’s long-term success, the Company believes they should have a significant equity stake so they have a greater incentive to manage the business as shareholders rather than merely as employees. Options granted under the plan have been subject to substantial vesting periods in order to encourage executive officers and key employees to continue in the employ of the Company.

In addition, the Committee granted additional stock options to executive officers and other key employees and committed to grant annual stock options based on each employee’s position, responsibility and individual performance during the year.

Compensation of the Chief Executive Officer.    Mr. Lalji served as President and Chief Executive Officer during fiscal 2002. Mr. Lalji’s compensation was set by the Committee based on past compensation practices and policies. After considering the Company’s progress towards certain corporate objectives and Mr. Lalji’s development of overall strategy, Mr. Lalji’s annual base salary was set at $250,000 as of April 2002, and he was granted 150,000 options to purchase shares of Common Stock. The Committee believes this salary properly reflected Mr. Lalji’s experience and responsibilities, and was competitive with other chief executive officers in the Internet commerce and direct marketing channel with a similar level of experience. In the future, the

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Committee will undertake responsibility for establishing the Chief Executive Officer’s annual cash and equity-based compensation. In doing so, the Committee will consider a number of factors, including prior compensation arrangements, corporate performance, individual performance and competitive standards.

Tax Deductibility of Executive Compensation.    The Committee has considered the effect of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) on the Company’s executive compensation programs. Section 162(m) disallows a deduction in the event executive compensation exceeds one million dollars per year unless certain conditions are satisfied. The Committee has reviewed all of the Company’s current compensation programs and believes that the deductibility of amounts paid to executive officers under these programs will not be limited by Section 162(m). The Committee intends to take such further steps as it deems advisable to allow the Company to deduct future compensation amounts in excess of one million dollars to the extent it may do so without compromising the Company’s ability to motivate and reward excellent performance. The Board and the Committee will retain discretion to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m).

During 2002, the Committee was comprised of Mr. Carleton and Mr. Carter.

The Compensation Committee

Mr. Carleton

Mr. Carter

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REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as required by applicable listing standards of the Nasdaq National Market. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on January 27, 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are present in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based on the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE

Mr. Carleton

Mr. Bauer

Ms. Pushor

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PROPOSAL NO. 1:  ELECTION OF DIRECTORS

The Company has fixed the number of directors constituting the Board of Directors at five. Under this proposal, a Board consisting of five directors will be elected at the Annual Meeting to hold office until the next annual meeting of the Company’s shareholders or until their respective successors are elected and qualified.

The Board has unanimously approved the following five nominees, all of whom are members of the current Board: Firoz H. Lalji, John H. Bauer, John T. Carleton, Kathleen S. Pushor and Richard E. Carter. Please see “Information About Zones, Inc.—Management” above for information concerning the nominees. If any of the nominees declines to serve or becomes available for any reason, or if a vacancy occurs before the election (although the Company knows of no reason that this would occur), the proxies may be voted for such substitute nominees as the Company may designate.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the five nominees of the Board named above. If a quorum is present and voting, the five nominees for director receiving the highest number of votes will be elected as directors. Abstentions and “broker non-votes” will not have any effect on the outcome of this proposal.

The Board recommends a vote “FOR” the election of nominees named above.

PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF  INDEPENDENT AUDITORS

The Board has selected PricewaterhouseCoopers LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP has audited the accounts of the Company for fiscal 2002. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, with the opportunity to make a statement if the representatives desire to do so, and will have an opportunity to respond to appropriate questions from shareholders.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for fiscal 2002. Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by the Company’s principal accounting firm, PricewaterhouseCoopers LLP.

Audit Fees	$171,000
Financial Information Systems Design and Implementation Fees	—
All Other Fees	25,000	(1)

Total	$196,000

(1)	Includes fees for income and other tax preparation services.

The Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP’s independence with the Company.

The Board recommends a vote “FOR” ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

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PROPOSAL NO. 3:  APPROVAL OF AMENDMENTS TO THE MULTIPLE ZONES

INTERNATIONAL, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, the shareholders will be asked to approve amendments to the Multiple Zones International, Inc. 1996 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the maximum number of shares of Common Stock that may be issued under the Purchase Plan by Two Hundred Fifty Thousand (250,000) shares and to permit vice presidents and more senior officers of the Company to participate in the Purchase Plan.

The Company’s shareholders have previously approved the reservation of Four Hundred Fifty Thousand (450,000) shares of Common Stock for purchase by employees under the Purchase Plan. As of March 12, 2003, a total of 42,038 shares remain available for future purchases, without giving effect to the proposed amendment. The Board believes that the Purchase Plan benefits the Company and its shareholders by providing the Company’s employees with an opportunity to purchase shares of Common Stock through payroll deductions, which helps to attract, retain and motivate valued employees. To provide a reasonable reserve of shares to permit the Company to continue offering this opportunity to its employees, the Board has adopted, subject to shareholder approval, an amendment to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by Two Hundred Fifty Thousand (250,000) shares, to a total of Seven Hundred Thousand (700,000) shares.

The Purchase Plan, as previously approved by the Company’s shareholders, currently provides that vice presidents or more senior officers of the Company whose rate of base salary is greater than fifty percent (50%) of the amount then in effect under Section 415(b)(1)(A) of the Code are not eligible to participate in the Purchase Plan. In order to continue to offer a competitive overall compensation package to executives, the Board has adopted, subject to shareholder approval, an amendment to the Purchase Plan to permit vice presidents and more senior officers of the Company to participate in the Purchase Plan.

Summary of the Purchase Plan

General.    At the beginning of each offering under the Purchase Plan (each, an “Offering”), each participant in the Purchase Plan is granted the right to purchase, through accumulated payroll deductions, up to a number of shares of our Common Stock determined on the first day of the Offering (a “Purchase Right”). The Purchase Right is automatically exercised on each purchase date during the Offering unless the participant has withdrawn from participation in the Purchase Plan prior to such date. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Code.

Authorized Shares.    Currently, a maximum of Four Hundred Fifty Thousand (450,000) of the Company’s authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in the capital structure of the Company, or in the event of any merger, sale of assets or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

Administration.    The Purchase Plan is administered by the Compensation Committee of the Board. Subject to the provisions of the Purchase Plan, the Committee determines the terms and conditions of Purchase Rights granted under the plan. The Committee has the authority to interpret the Purchase Plan and Purchase Rights granted thereunder, and any such interpretation of the Committee will be binding.

Eligibility.    Any employee of the Company is eligible to participate in an Offering under the Purchase Plan so long as the employee has been employed for more than 90 days and is customarily employed for at least 20 hours per week and more than five months in any calendar year, unless that employee owns or holds options to purchase, or as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company. In addition, vice presidents or more senior officers of the Company whose

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rate of base salary is greater than fifty percent (50%) of the amount then in effect under Section 415(b)(1)(A) of the Code are not currently eligible to participate in the Purchase Plan. If this proposal is approved, vice presidents and more senior officers will be eligible to participate in the Purchase Plan. As of March 12, 2003, approximately 480 employees were eligible to participate in the Purchase Plan.

Offerings.    Generally, each Offering under the Purchase Plan is for a period of three months (an “Offering Period”). Offering Periods generally commence on the first business day and end on the last business day of each calendar quarter. Shares are purchased on the last day of each Offering Period (each a “Purchase Date”).

Participation and Purchase of Shares.    Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period (the “Offering Date”). Payroll deductions may not exceed 10% of an employee’s compensation on any payday during the Offering Period, provided that the Committee may establish a different limit from time to time.

A participant may not increase or decrease his or her rate of payroll deductions during an Offering. However, a participant may withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the Plan again until the first Offering of the following calendar year.

No participant may purchase shares of Common Stock under the Purchase Plan or any other employee stock purchase plan of the Company having a fair market value exceeding $25,000 (based on the fair market value of the Company’s Common Stock on the first day of the Offering Period in which the shares are purchased) for each calendar year in which a Purchase Right is outstanding.

On each Purchase Date, we issue to each participant in the Offering the number of shares of our Common Stock equal to the amount of payroll deductions accumulated for the participant during the Purchase Period divided by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is equal to the lesser of 85% of the fair market value per share of Common Stock on the Offering Date or on the Purchase Date. The closing price of our Common Stock as reported on the Nasdaq National Market on March 12, 2003 was $0.89 per share. The fair market value of the Common Stock on any relevant date generally will be the closing price per share as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be applied to the purchase of Common Stock in the next Offering, if the participant in participating in the Plan during the next Offering or returned to the participant without interest.

Change in Control.    Upon (i) a sale or other transfer, pursuant to a tender offer or otherwise, of more than 50% of the Company’s outstanding Common Stock, (ii) a merger or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving corporation, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, (iv) an acquisition by the Company resulting in an extraordinary expansion of the Company’s business or the addition of a material new line of business, or (iv) a liquidation or dissolution of the Company (any of such events is referred to as a “Terminating Event”), the Committee may make provision for the continuation of the participants’ rights under the Plan or the termination of all rights of participants under the Plan. In the event that the Plan is terminated in connection with a Terminating Event, all payroll deductions will be returned to the participants and for each share of Common Stock that could otherwise be purchase under the Plan by a participant at the end of such Offering, an amount equal to the excess of the fair market value per share of Common Stock on the Offering Date or on the date of the Terminating Event shall be paid to the participant.

Termination or Amendment.    The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. However, without shareholder approval, the Board may not amend the Purchase Plan to increase the total number of shares of Common Stock issuable thereunder or change the class of persons eligible to participate under the Purchase Plan. No termination or amendment may affect the rights of participants under the Purchase Plan for the Offering in progress at the time of the termination.

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Shares Purchased by Certain Persons

The aggregate number of shares of Common Stock purchased by all employees, including current officers who are not executive officers, as a group, under the Purchase Plan since its inception is 407,962. None of our directors or executive officers is currently eligible to participate in the Purchase Plan. Since its inception, no shares have been issued under the Purchase Plan to any nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide as to the U.S. federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (such disposition being referred to as a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to tax withholding by the employer. Any additional gain or any loss recognized by the participant resulting from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price, or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant still owns the shares at the time of his or her death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price, or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

If the participant disposes of the shares in a disqualifying disposition, we should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for approval of the amendment to the 1996 Employee Stock Purchase Plan. Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

The Board recommends a vote “FOR” approval of the amendment to the 1996 Employee Stock Purchase Plan to increase the maximum number of shares that may be issued under the Plan and to permit vice presidents and more senior officers to participate in the Plan.

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PROPOSAL NO. 4:  APPROVAL OF ADOPTION OF THE  ZONES, INC. 2003 EQUITY INCENTIVE PLAN

At the Annual Meeting, the shareholders will be asked to approve the Zones, Inc. 2003 Equity Incentive Plan (the “Plan”). The Board adopted the Plan on January 31, 2003, (the “Effective Date”) subject to its approval by shareholders.

The Plan is intended to replace our 1993 Stock Incentive Plan, which will expire on or about June 2003. Under the 1993 Stock Incentive Plan, as of March 12, 2003, options to purchase an aggregate of 2,218,411 shares of Common Stock were outstanding, 420,878 shares had been issued upon the exercise of previously granted options, and only 10,711 shares remained available for future grants, a number that the Board has determined to be insufficient to meet the Company’s current and anticipated needs. The Board believes that the additional shares authorized by the Plan are necessary to enable it to maintain an adequate equity incentive program. The Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. The Board expects that the Plan will be an important factor in attracting and retaining the high caliber employees and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

The Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options and performance awards granted under the Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with stock options, stock appreciation rights, performance shares and performance units awarded under the Plan to qualify as performance-based, the Plan limits the size of awards that can be made under the Plan, as further described below. These limits are referred to herein as the “Grant Limits.” While the Company believes that compensation in connection with such awards under the Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of performance share or performance unit awards may not qualify as performance-based.

By approving the Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made subject to certain awards, the size of the Grant Limits and the other material terms of awards described below.

Summary of the Plan

General.    Under the Plan, employees and directors of the Company may be granted equity-based incentive awards in the form of stock options, stock appreciation rights, restricted stock, performance shares, performance units or stock-based director fee awards.

Authorized Shares.    The maximum number of the authorized but unissued or reacquired shares of Common Stock of the Company which may be issued under the Plan is 3,225,000, which amount is comprised of the sum of (a) One Million (1,000,000) shares, (b) the number of shares, as of the Effective Date, subject to outstanding options granted under the 1993 Stock Incentive Plan, plus (c) the number of shares available for future grant under the 1993 Stock Incentive Plan as of the Effective Date. However, the number of shares available for issuance under the Plan, at any time, is reduced by the number of shares which remain subject to outstanding options granted under the 1993 Stock Incentive Plan, are issued upon exercise of such options, or are issued pursuant to options granted under the 1993 Stock Incentive Plan after the Effective Date. If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or

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subject to a terminated award will again become available for issuance under the Plan. However, no more than One Million (1,000,000) shares will be available under the Plan for issuance upon the exercise of incentive stock options, as that term is defined in Section 422 of the Code, regardless of whether any of such shares are subsequently repurchased. Appropriate adjustments will be made to the number of shares reserved under the Plan, the share limits affecting incentive stock options, the Grant Limits and the terms of any outstanding awards in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

Administration.    The Plan will be administered by the Compensation Committee of the Board or another committee of the Board appointed to administer the Plan, or, in the absence of such committee, by the Board. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” refers to either such committee or the Board.) Subject to the provisions of the Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee will have the authority to interpret the Plan and awards granted thereunder, and any such interpretation by the Committee will be binding.

Eligibility.    Awards may be granted to employees, consultants and directors of the Company or any parent or subsidiary of the Company. In addition, awards may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such award may be acquired prior to such person’s commencement of service. Incentive stock options may be granted only to employees, and director fee awards may be granted only to members of the Board who, as of the time of grant, are not employees of the Company or any parent or subsidiary of the Company. As of March 12, 2003, the Company had approximately 550 employees, including four executive officers, and four nonemployee directors, who would be eligible to receive awards under the Plan.

Stock Options.    The Committee may grant incentive stock options within the meaning of Section 422 of the Code, nonstatutory stock options or any combination thereof. Each option granted under the Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. Incentive stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant, while nonstatutory stock options must have an exercise price that is not less than 85% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant.

The Plan provides that the option exercise price may be paid in cash, by check, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, by tender, to the extent legally permitted, of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the Committee. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The maximum term of an option granted under the Plan is 10 years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. An option generally will remain exercisable for three months

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following the optionee’s termination of service, unless such termination results from the optionee’s death or disability, in which case the option generally will remain exercisable for 12 months following termination, provided that in no case may an option be exercised after its expiration date.

Incentive stock options are not transferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Nonstatutory stock options granted under the Plan may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

Stock Appreciation Rights.    A Stock Appreciation Right, or SAR, shall entitle the holder thereof to receive, for each share as to which the award is granted payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over an exercise price as determined by the Committee. SARs may be granted in tandem with an option or on a stand-alone basis. SARs will be exercisable at such times, and subject to such conditions, as the Committee may prescribe at the time of granting such award, provided that a SAR granted in tandem with a stock option can only be exercised to the extent that the related option is itself exercisable. The grant shall specify the number of shares of Common Stock as to which the SAR is granted.

The Committee shall determine and set forth in the participant’s award agreement, evidencing the SAR, the effect of the termination of the participant’s service on the SAR. SARs may not be assigned or transferred other than by will or the laws of descent and distribution.

Restricted Stock.    Awards of restricted stock may be granted by the Committee subject to such vesting restrictions for such periods as may be determined by the Committee and set forth in a written agreement between the Company and the participant. Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant’s continued service or other factors, such as performance criteria established by the Committee. Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Unless otherwise provided by the Committee, upon a participant’s termination of service, the participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as may be determined by the Committee and set forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values equal to the fair market value of a share of Common Stock determined on the grant date, in the case of performance shares, and $100 per unit, in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock) or any combination thereof. A participant may receive only one performance award with respect to any performance period.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following measures: revenue, operating margin, return on shareholder equity, return on net assets, total return on shares relative to the increase in an appropriate index as may be selected by the Committee, and cash flow as indicated by book earnings before interest, taxes depreciation and amortization. The target levels with respect to

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these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In the event we pay cash dividends on our Common Stock, the Committee may provide for the payment of dividend equivalents to a participant awarded performance shares. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

The Committee shall determine and set forth in the participant’s award agreement the effect of the termination of the participant’s service on the participant’s performance award. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Grant Limits.    Under the Grant Limits, no employee may be granted under the Plan, during any fiscal year, (a) options or SARs to purchase more than One Million (1,000,000) shares of Common Stock, (b) One Hundred Thousand (100,000) shares of restricted stock on which the restrictions are based on performance goals, as described under “Performance Awards” above, (c) performance shares that could result in the employee receiving more than One Hundred Thousand (100,000) shares of Common stock or (d) performance units that could result in the employee receiving more than Two Million Five Hundred Thousand Dollars ($2,500,000). The Grant Limits are intended to permit compensation received by certain executive officers in connection with certain awards granted under the Plan to qualify as performance-based compensation under section 162(m) of the Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m).

Change in Control.    The Plan defines a “Change in Control” of the Company as any of the following events upon which the shareholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. In addition, the Plan authorizes the Board, in its discretion, to provide in any award agreement that the exercisability, vesting and payment of such participant’s outstanding awards will be accelerated to such extent and upon such circumstances in connection with the Change in Control as specified by the Board. Any option or award not assumed, replaced or exercised prior to the Change in Control will terminate upon the Change in Control.

Termination or Amendment.    The Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board may terminate or amend the Plan at any time. However, without shareholder approval, the Board may not amend the Plan to increase the total number of shares of Common Stock

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issuable thereunder, change the class of persons eligible to receive incentive stock options or effect any other change that would require shareholder approval under any applicable law. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. the Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.    Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonstatutory stock options. A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue

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Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. the Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Stock Units Awards and Stock Appreciation Rights.    A participant generally will recognize no income upon the grant of a stock appreciation rights, performance share, performance units or stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. the Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards will be granted under the Plan prior to its approval by the shareholders of the Company. Awards under the Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable. In addition, benefits under the Plan, including performance awards, will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates, actual Company performance against performance goals and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Plan.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for approval of adoption of the 2003 Equity Incentive Plan. Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

The Board recommends a vote “FOR” approval of adoption of the 2003 Equity Incentive Plan.

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PERFORMANCE GRAPH

Set forth below is a graph comparing the annual percentage change in the cumulative total return on the Common Stock during the period beginning on December 31, 1997 and ending on December 31, 2002, with the cumulative total return during that period on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Composite Index”) and the Nasdaq Retail Trade Index. The comparison assumes $100.00 was invested on December 31, 1997 in the Common Stock and each index, and also assumes that all dividends have been reinvested. No cash dividends have been declared on the Common Stock. The return on the Common Stock shown on the graph should not be considered indicative of future stock performance.

Comparison of 5 Year Cumulative Total Return

Assumed Initial Investment of $100

December 2002

	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002
Zones, Inc.	$100.00	$454.84	$185.48	$30.65	$20.39	$22.19
Nasdaq Composite Index	$100.00	$140.99	$262.00	$157.59	$125.05	$85.83
Nasdaq Retail Trade Index	$100.00	$121.70	$106.68	$65.49	$90.52	$76.94

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OTHER MATTERS

At the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Annual Meeting. If, however, other matters that are not now known or determined are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy on such matters in accordance with their best judgment.

REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2002 is available to shareholders, without charge, upon written request to Zones, Inc., 707 South Grady Way, Renton, Washington 98055-3233; Attention: Ronald P. McFadden.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2004 Annual Meeting of Shareholders must be received by the Company at its offices at 707 South Grady Way, Renton, Washington 98055, no later than November 18, 2003, and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be eligible for inclusion in the Company’s Proxy Statement and form of proxy for the 2004 Annual Meeting.

A shareholder of record who intends to submit a proposal at the 2003 Annual Meeting that is not eligible for inclusion in the Company’s Proxy Statement, or who intends to submit one or more nominations for directors at the meeting, must provide prior written notice to the Company. The notice should be addressed to the Secretary and received by the Company at its principal executive offices not later than February 12, 2004. The notice must satisfy certain requirements specified in the Company’s Bylaws. A copy of the Bylaws will be sent to any shareholder upon written request to the Company’s Secretary.

Renton, Washington

March 17, 2003

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Zones, Inc.

Three Renton Place

707 South Grady Way

Renton, WA 98055-3233

(425) 430-3000

Appendix A

AS PROPOSED TO BE AMENDED

MULTIPLE ZONES INTERNATIONAL, INC.

1996 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1: PURPOSE

The purpose of this 1996 Employee Stock Purchase Plan (the “Plan”) is to advance the interests of Multiple Zones International, Inc., a Washington corporation (the “Company”), by enabling Eligible Employees (as defined in Article 3) to acquire a larger personal proprietary interest in the Company. The Plan is also designed to encourage Eligible Employees to remain. in the employ of the Company and have a personal interest in the success of the Company. The Plan is intended to constitute an “employee stock purchase plan,” as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted and administered to further that intent.

The Plan is hereby amended and restated in its entirety effective as of April 24, 2003.

ARTICLE 2: ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), as the Committee may be constituted from time to time. Subject to the provisions of the Plan, the Committee shall have the complete authority, in its sole and absolute discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all of the determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall, in the absent of fraud or patent mistake, be conclusive and binding on all persons with any interest in the Plan.

A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held.

ARTICLE 3: ELIGIBLE EMPLOYEES

As used in the Plan, the term “Eligible Employees” means all common law employees of the Company, except the following: (a) employees who have been employed for less than 90 days; (b) employees whose customary employment is 20 hours or less per week; and (c) employees whose customary employment is for not more than 5 months in any calendar year. Except as otherwise expressly provided in the Plan and permitted by Section 423 of the Code, all Eligible Employees shall have the same rights and obligations under the Plan.

Notwithstanding the foregoing provisions of this Article 3, an employee will not be an Eligible Employee for purposes of the Plan if the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this 5% limitation, an employee shall be treated as owning any stock the ownership of which is attributed to him or her under the rules of Section 424(d) of the Code, as well as any stock that, in the absence of this paragraph, the employee could purchase under the Plan with his or her payroll deductions held pursuant to Article 6 but not yet applied to tile purchase of shares of Common Stock under the Plan.

ARTICLE 4: STOCK SUBJECT TO THE PLAN

The stock subject to the Plan shall be shares of the Company’s authorized but unissued Common Stock, no par value (the “Common Stock”). The aggregate number of shares of Common Stock that may be purchased by Eligible Employees pursuant to the Plan is 700,000, subject to adjustment as provided in Article 13.

ARTICLE 5: PAYMENT PERIODS

The Plan will generally be administered based on calendar quarters (the “Payment Periods”); provided, however, that the first Payment Period will begin on June 27, 1996, the effective date of the registration statement for the initial public offering of the Company’s Common Stock, and end on the last Business Day (as defined in Article 8) of the next calendar quarter beginning after that date. Thereafter, the Payment Periods will begin on the first Business Day and end on the last Business Day of each calendar quarter.

ARTICLE 6: PARTICIPANTS; PAYROLL DEDUCTIONS

Any person who is an Eligible Employee at the beginning of a Payment Period may elect, in accordance with procedures prescribed by the Committee, to have the Company deduct a specified percentage of the employee’s Compensation (as defined below) for the purchase of shares of Common Stock pursuant to the Plan. Each Eligible Employee who elects to have such deductions made will be referred to in the Plan as a “Participant.”

As used in the Plan, the term “Compensation” means all monetary salary, wages, commissions and other remuneration paid to or on behalf of a Participant for services performed or on account of holidays, vacation, sick leave or other similar events, including any amounts by which such remuneration is reduced, at the election of a Participant, pursuant to a cafeteria plan described in Section 125 of the Code, a dependent care assistance program described in Section 129 of the Code, a cash or deferred arrangement described in Section 401(k) of the Code, or any similar plan, program or arrangement, but excluding any bonuses paid under any incentive plans of the Company and the value of any noncash benefits under any employee benefit plans of the Company.

The maximum rate of deduction that a Participant may elect for any Payment Period is 10%. An amount equal to the elected percentage of the Participant’s Compensation shall be deducted on each regular pay day falling within the Payment Period. The Committee may set such minimum level of payroll deductions as the Committee determines to be appropriate. Any

2

minimum level of deductions mandated by the Committee shall apply equally to all Eligible Employees. No interest will be paid on payroll deductions accumulated under the Plan.

ARTICLE 7: PURCHASE OF SHARES

At the end of a Payment Period, a Participant’s accumulated payroll deductions for the Payment Period will, subject to the limitations in Article 9 and the termination provisions of Article 16, be applied toward the purchase of shares of Common Stock at a purchase price (the “Purchase Price “) equal to the lesser of —

(a) 85% of the Market Price of the Common Stock on the first Business Day of the Payment Period; or

(b) 85 % of the Market Price for the Common Stock on the last Business Day of the Payment Period;

in either event rounded to the nearest whole cent.

Shares of Common Stock may be purchased under the Plan only with a Participant’s accumulated payroll deductions. Fractional shares cannot be purchased. Any portion of a Participant’s accumulated payroll deductions for a Payment Period not used for the purchase of Common Stock shall be applied to the purchase of Common Stock in the next Payment Period, if the Participant is participating in the Plan during that Payment Period, or returned to the Participant.

Each Participant who purchases shares of Common Stock under the Plan shall thereby be deemed to have agreed that the Company shall be entitled to withhold, from any other amounts that may be payable to the Participant at or around the time of the purchase, such federal, state, local and foreign income, employment and other taxes as may be required to be withheld under applicable laws. In lieu of such withholding, the Company may require the Participant to remit such taxes to the Company as a condition of the purchase.

ARTICLE 8: MARKET PRICE

For purposes of the Plan, the term “Market Price” on any day means, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee.

For purposes of the Plan, the term “Business Day” means a day on which prices or quotations for the Common Stock are reported by a national securities exchange, the Nasdaq Stock Market, or any other available source of prices or quotations selected by the Committee, whichever is applicable pursuant to the preceding paragraph.

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If the Market Price of the Common Stock must be determined for purposes of the Plan at a time when the Common Stock is not publicly traded, then the term “Market Price” shall mean the fair market value of the Common Stock as determined by the Committee, after taking into consideration all the factors it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.***

ARTICLE 9: LIMITATIONS ON SHARE PURCHASES

During any calendar year, the maximum value of the Common Stock that may be purchased by a Participant under the Plan is $25,000, said value to be determined on the basis of the Market Price of the Common Stock on the first Business Day of each Payment Period that ends in the calendar year. The foregoing limitation is intended to and shall be interpreted in such a manner as will comply with Section 423(b)(8) of the Code.

ARTICLE 10: NO CHANGE IN PAYROLL DEDUCTIONS

Payroll deductions for a Payment Period may not be increased or decreased by a Participant during the Payment Period. However, the Participant may withdraw in full from the Plan in accordance with Article 11 of the Plan.

ARTICLE 11: WITHDRAWAL FROM THE PLAN

At any time prior to the last day of a Payment Period, a Participant may elect, in accordance with procedures prescribed by the Committee, to withdraw from the Plan for that Payment Period. No such election to withdraw will be effective unless the Committee receives written notice thereof prior to the end of the Payment Period for which withdrawal is elected. If a Participant withdraws effective prior to the end of a Payment Period, all of the Participant’s payroll deductions for that Payment Period will be promptly returned to the Participant, and the Participant will not be eligible to participate in the Plan again until the first Payment Period of the following calendar year. If a Participant withdraws effective for a Payment Period that has not yet commenced, the Participant may elect to participate in any subsequent Payment Period. If a Participant’s payroll deductions are interrupted by any legal process, the Participant will be deemed to have elected to withdraw from the Plan for the Payment Period in which the interruption occurs;

ARTICLE 12: ISSUANCE OF COMMON STOCK

Certificates for the shares of Common Stock purchased by Participants will be delivered by the Company’s transfer agent as soon as practicable after each Payment Period. Common Stock purchased under the Plan will be issued only in the name of the Participant (or, if his or her authorization so designates, in the name of the Participant and another person of legal age as joint tenants with rights of survivorship). In lieu of issuing certificates directly to Participants (and their designates), the Company shall be entitled to have the shares of Common Stock purchased by Participants issued to a bank, broker-dealer or similar custodian that has agreed to hold such shares for the accounts of the respective Participants. Fees and expenses of the bank, broker-dealer or similar custodian shall be paid by the Company or allocated among the respective Participants in such manner as the Committee determines.

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ARTICLE 13: CHANGES IN CAPITALIZATION

Upon the happening of any of the following described events, a Participant’s right to purchase shares of Common Stock under the Plan shall be adjusted as hereinafter provided:

(a) If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock or if, upon a recapitalization, split-up or other reorganization of the Company, the shares of Common Stock are exchanged for other securities of the Company, the rights of each Participant shall be modified so that the Participant is entitled to purchase, in lieu of the shares of Common Stock that the Participant would otherwise have been entitled to purchase for the Payment Period in progress at the time of such subdivision, combination or exchange (the “Payment Period Shares”), such number of shares of Common Stock or such number and type of other securities as the Participant would have received if such Payment Period Shares had been issued and outstanding at the time of such subdivision, combination or exchange (unless in the case of an exchange the Committee determines that the nature of the exchange is such that it is not feasible or advisable that the rights of Participants be so modified, in which event the exchange shall be deemed a Terminating Event under Article 14); and

(b) If the Company issues any of its shares as a stock dividend upon or with respect to the Common Stock, each Participant who purchases shares of Common Stock under the Plan at the end of the Payment Period in progress on the record date for the stock dividend shall be entitled to receive the shares so purchased (the “Purchased Shares”) and shall also be entitled to receive, at no additional cost, the number of shares of the class of stock issued as a stock dividend, and the amount of cash in lieu of fractional shares, that the Participant would have received if he or she had been the holder of the Purchased Shares on the record date for the stock dividend.

Upon the happening of an event specified in clause (a) or (b) above, the class and aggregate number of shares available under the Plan, as set forth in Article 4, shall be appropriately adjusted to reflect the event. Notwithstanding the foregoing, such adjustments shall be made only to the extent that the Committee, based on advice of counsel for the Company, determines that such adjustments will not constitute a change requiring shareholder approval under Section 423(b)(2) of the Code.

The Committee shall make all determinations necessary or advisable in connection with this Article 13, and its determinations shall, in the absent of fraud or patent mistake, be conclusive and binding on all persons with any interest in the Plan.

ARTICLE 14: TERMINATING EVENTS

Upon (a) the dissolution or liquidation of the Company, (b) a merger or other reorganization of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company or a material division of the Company, (d) a sale or other transfer, pursuant to a tender offer or otherwise, of more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company, (e) an acquisition by the Company resulting in an extraordinary

5

expansion of the Company’s business or the addition of a material new line of business, or (f) any exchange that is subject to this Article 14 in accordance with the provisions of Article 13 (any of such events is herein referred to as a “Terminating Event”), the Committee may but shall not be required to —

(a) make provision for the continuation of the Participants’ rights under the Plan on such terms and conditions as the Committee determines to be appropriate and equitable, including where applicable, but not limited to, an arrangement for the substitution on an equitable basis, for each share of Common Stock that could otherwise be purchased at the end of the Payment Period in progress at the time of the Terminating Event, of any consideration payable with respect to each then outstanding share of Common Stock in connection with the Terminating Event; or

(b) terminate all rights of Participants under the Plan for such Payment Period and —

(i) return to the Participants all of their payroll deductions for such Payment Period; and

(ii) for each share of Common Stock, if any, that could otherwise be purchased under the Plan by a Participant at the end of such Payment Period (determined by assuming that payroll deductions at the rate elected by the Participant were continued to the end of the Payroll Period and used to purchase shares based on the Market Price of the Common Stock on the first Business Day of the Payment Period) and with respect to which (A) the Purchase Price at which such share could be purchased (determined with reference only to the Market Price of the Common Stock on the first Business Day of the Payment Period) is exceeded by (B) the Market Price on the date of the Terminating Event of a share of Common Stock, as determined by the Committee, pay to the Participant an amount equal to such excess.

The Committee shall make all determinations necessary or advisable in connection with Terminating Events, and its determinations shall, in the absent of fraud or patent mistake, be conclusive and binding on all persons with any interest in the Plan.

ARTICLE 15: NO TRANSFER OR ASSIGNMENT OF EMPLOYEE’S RIGHTS

An Eligible Employee’s rights under the Plan are the Eligible Employee’s alone and may not be voluntarily or involuntarily transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. An Eligible Employee’s rights under the Plan are exercisable during his or her lifetime by the Eligible Employee alone.

ARTICLE 16: TERMINATION OF EMPLOYEE’S RIGHTS

Subject to the provisions of the next paragraph, a Participant’s rights under the Plan will terminate if he or she for any reason (including death, disability or voluntary or involuntary termination of employment) ceases to be an employee of the Company.

Notwithstanding the foregoing, if a Participant ceases to be an employee of the Company, the termination of the Participant’s rights under the preceding paragraph shall not apply to any

6

right the Participant may have to purchase shares of Common Stock at the end of the Payment Period in progress when the Participant ceases to be an employee. Such purchases of shares of Common Stock shall, to the extent of payroll deductions accumulated for the Payment Period, occur automatically at the end of the Payment Period, unless the Participant or his or her personal representative withdraws from the Plan for the Payment Period in the manner described in Article 11.

To the extent that the rights of a Participant terminate in accordance with this Article 16, any of the Participant’s payroll deductions not used to purchase shares of Common Stock will be promptly returned to the Participant or his or her personal representative.

ARTICLE 17: TERMINATION AND AMENDMENTS TO PLAN

The Plan may be terminated at any time by the Board, but, except as provided in Article 14, such termination shall not affect the rights of Participants under the Plan for the Payment Period in progress at the time of termination. The Plan will terminate in any case when all or substantially all of the unissued shares of Common Stock reserved for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among Participants in proportion to the respective amounts of their accumulated payroll deductions, and the Plan shall terminate. Upon such termination or any other termination of the Plan all payroll deductions not used to purchase shares of Common Stock will be refunded to the Participants entitled thereto.

The Committee or the Board may from time to time adopt amendments to the Plan; provided, however, that, without the approval of the shareholders of the Company, no amendment may increase the number of shares that may be issued under the Plan or change the class of employees eligible to participate under the Plan.

ARTICLE 18: LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant may, therefore, sell shares of Common Stock purchased under the Plan at any time the Participant chooses, subject to compliance with any applicable federal or state securities or other laws; provided, however, that because of certain federal tax requirements, each Participant agrees by purchasing shares of Common Stock under the Plan at the end of a Payment Period that (a) the Participant will promptly give the Company notice of any disposition of such shares that occurs within two (2) years after the beginning of the Payment Period, showing the number of such shares disposed of and the consideration received therefor; (b) the Company shall be entitled to withhold, from any other amounts that may be payable to the Participant by the Company at or around the time of such disposition, such federal, state, local and foreign income, employment and other taxes as the Company may be required to withhold under applicable law; and (c) in lieu of such withholding, the Participant will, upon request of the Company, promptly remit such taxes to the Company. The Company shall be entitled, in order to ensure compliance with the requirements of this Article 18, to place an appropriate legend on certificates representing shares purchased under the Plan. EACH

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EMPLOYEE PURCHASING SHARES OF COMMON STOCK UNDER THE PLAN ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE THEREOF.

ARTICLE 19: NO SHAREHOLDER RIGHTS; INFORMATION TO PARTICIPANTS

A Participant in the Plan shall not have any rights as a shareholder of the Company (other than the right to receive stock dividends under Article 13) on account of shares of Common Stock that may be purchased under the Plan prior to the time such shares are actually purchased by and issued to the Participant. Notwithstanding the foregoing, the Company shall deliver to each Participant under the Plan who does nor otherwise receive such materials (a) a copy of the Company’s annual financial statements (which shall be delivered annually as promptly as practical following each fiscal year of the Company and review or audit of such statements by the Company’s auditors), together with management’s discussion and analysis of financial condition and results of operations for the fiscal year, and (b) a copy of all reports, proxy statements and other communications distributed to the Company’s security holders generally.

ARTICLE 20: APPLICATION OF FUNDS

The proceeds received by the Company from the sale of shares of Common Stock under the Plan will be used for general corporate purposes.

ARTICLE 21: GOVERNMENTAL REGULATIONS

The Company’s obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares, including the Securities and Exchange Commission, the securities administrators of the states in which Participants reside, and the Internal Revenue Service.

ARTICLE 22: MISCELLANEOUS PROVISIONS

(a) Nothing contained in the Plan shall obligate the Company to employ a Participant for any period, nor shall the Plan interfere in any way with the right of the Company to reduce a Participant’s compensation.

(b) The provisions of the Plan shall be binding upon each Participant and, subject to the provisions of Article 15, the heirs, successors and assigns of each Participant.

(c) Where the context so requires, references in the Plan to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both additional genders.

(d) The Plan shall be construed, administered and enforced in accordance with the Laws of the United States, to the extent applicable thereto, as well as the laws of the State of Washington.

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Appendix B

ZONES, INC.

2003 EQUITY INCENTIVE PLAN

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

		Page
16.5	Beneficiary Designation	24
16.6	Unfunded Obligation	24

iii

Zones, Inc.

2003 Equity Incentive Plan

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. Zones, Inc., a Washington corporation, hereby establishes the Zones, Inc. 2003 Equity Incentive Plan (the “Plan”) effective as of April            , 2003, the date of its approval by the shareholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Performance Shares and Performance Units.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, SAR, Stock Purchase Right, Stock Bonus, Performance Share or Performance Unit granted under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” an “SAR

Agreement,” a “Stock Purchase Agreement,” a “Stock Bonus Agreement,” a “Performance Share Agreement” or a “Performance Unit Agreement.”

(d) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f) “Committee” shall mean the Board or the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(g) “Company” means Zones, Inc., a Washington corporation, or any successor corporation thereto.

(h) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(i) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(j) “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

(k) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(l) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination;

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(o) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(p) “Insider” means an Officer, Director of the Company, or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(q) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

(r) “Officer” means any person designated by the Board as an officer of the Company.

(s) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(t) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(u) “Participant” means any eligible person who has been granted one or more Awards.

(v) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(w) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(x) “Performance Award” means an Award of Performance Shares or Performance Units.

(y) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(z) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

(aa) “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(bb) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(cc) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(dd) “Prior Plan Option” means any option granted pursuant to the Company’s Amended and Restated 1993 Stock Incentive Plan which is outstanding on or after the Effective Date.

(ee) “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

(ff) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(gg) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(hh) “Section 162(m)” means Section 162(m) of the Code.

(ii) “Securities Act” means the Securities Act of 1933, as amended.

(jj) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise determined by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(kk) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(ll) “Stock Award” means an Award of a Stock Bonus or a Stock Purchase Right.

(mm) “Stock Bonus” means Stock granted to a Participant pursuant to Section 8 of the Plan.

(nn) “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

(oo) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(pp) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(qq) “Vesting Conditions” mean those conditions established in accordance with Section 8.5 of the Plan prior to the satisfaction of which shares subject to a Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Options, SARs or Stock Awards without further approval of the Board or the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (ii) the exercise price per share of each Option, SAR or Stock Purchase Right shall be equal to the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased upon the exercise or purchase of shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award of SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or the vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service with the Participating Company Group;

(i) to delegate to any proper Officer the authority to grant one or more Options, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Options shall not be granted to any one person within any fiscal year of the Company for more than Twenty Five Thousand (25,000) shares in the aggregate, (ii) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (iii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board, and (iv) the Officer shall promptly provide a report to the Board of each person to whom an Option has been granted under this section and the material terms and conditions of the Option.

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4 Compliance with Section 162(m). If a Participating Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.5 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.6 Option Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and the grant in substitution therefore of new Options having a lower exercise price or (b) the amendment of outstanding Options to reduce the exercise price thereof. This paragraph shall not be construed to apply to (a) “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code or (b) the cancellation of Prior Plan Options and the grant in substitution therefore of new Options having a lower exercise price under this Plan.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable.

(a) General. Subject to Section 4.1(b) and to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Three Million Two Hundred Twenty-Five Thousand (3,225,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock are acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than One Million (1,000,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Issuance Limit”). Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 13.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

(b) Effect of Prior Plan Options. Notwithstanding the foregoing, the share reserve described in Section 4.1(a) above, determined at any time, shall be reduced by (i) the number of shares of Stock which are subject to outstanding but unexercised Prior Plan Options, plus (ii) the number of outstanding shares of Stock which were issued upon exercise of a Prior Plan Option after the Effective Date.

4.2 Adjustments for Changes in Capital Structure. In the event of any change in the Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination, exchange of shares or similar change in the capital structure of the Company or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (except normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Issuance Limit set forth in Section 4.1, in the Award Limits set forth in Section 5.4 and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility and Award Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.4 Award Limits.

(a) Aggregate Limit on Stock Awards and Performance Awards. Subject to adjustment as provided in Section 4.2, in no event shall more than one million (1,000,000) shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Stock Awards and Performance Awards.

(b) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(i) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million (1,000,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

(ii) Stock Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than one hundred thousand (100,000) shares of Stock.

(iii) Performance Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (A) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (B) Performance Units which could result in such Employee receiving more than two million five hundred thousand dollars ($2,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6. Terms and Conditions of Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 10, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to refuse to allow the exercise by tender to the Company, or attestation to the ownership, of shares of Stock.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise. Cashless exercise shall not be permitted if the exercise by means of a Cashless Exercise would be a violation of any law, including Sarbanes-Oxley Act of 2002, which prohibits public companies from making personal loans to any director or executive officer.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7. Terms and Conditions of Stock Appreciation Rights.

SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of eight (8) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. An SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

7.7 Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

8. Terms and Conditions of Stock Awards.

Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Stock Awards Authorized. Stock Awards may be in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Stock Award.

8.3 Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to a prospective Employee, prospective Director or prospective Consultant may become exercisable prior to the date on which such person commences Service.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Stock Award may or may not be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4 (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 11.1, or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section and Section 8.5, during the Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (i) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (ii) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Stock Award Rights. Rights to acquire shares of Stock pursuant to a Stock Award may not be subject in any manner to anticipation, alienation,

sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

9. Terms and Conditions of Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) growth in revenue;

(ii) operating margin;

(iii) total return on shares of Stock relative to the increase in an appropriate index as may be selected by the Committee;

(iv) earnings per share;

(v) return on shareholder equity;

(vi) return on net assets; and

(vii) cash flow, as indicated by book earnings before interest, taxes, depreciation and amortization.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

9.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.

(c) Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days of leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

9.6 Dividend Equivalents. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units.

9.7 Effect of Termination of Service. The effect of a Participant’s termination of Service on the Participant’s Performance Award shall be as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

9.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

10. Standard Forms of Award Agreement.

10.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

10.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement described in this Section 10 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

11. Change in Control.

11.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a an Ownership Change Event described in Section 11.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

11.2 Effect of Change in Control on Options and SARs. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options which are neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control, provided, that, the Board may, in its discretion, provide in any Option Agreement that, in the event of a Change in Control, the exercisability and vesting of the outstanding Option and any shares acquired upon the exercise thereof shall accelerate upon such circumstances and to such extent as specified in such Option Agreement. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 11.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

11.3 Effect of Change in Control on Stock Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective as of the date of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 11.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

11.4 Effect of Change in Control on Performance Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to such date shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

12. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13. Tax Withholding.

13.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of

Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14. Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

15. Shareholder Approval.

The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

16. Miscellaneous Provisions.

16.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

16.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

16.3 Rights as Employee, Director or Consultant. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Director or Consultant, or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.

16.4 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

16.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

16.6 Beneficiary Designation. Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation shall be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

16.7 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Zones, Inc. 2003 Equity Incentive Plan as duly adopted by the Board on January 31, 2003.

Secretary

PLAN HISTORY

January 31, 2003	Board adopts Plan, with an initial reserve of 3,225,000 shares.

,2003	Shareholders approve Plan, with an initial reserve of 3,225,000 shares.

1

ZONES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting of Shareholders of Zones, Inc. (the “Company”), and the related Proxy Statement dated March 17, 2003, hereby appoints Firoz H. Lalji and Ronald P. McFadden, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to attend the Annual Meeting of Shareholders of the Company on April 24, 2003, and any adjournments thereof, and to vote thereat all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, such proxies being instructed to vote as specified on the reverse side, or, to the extent not specified, to vote FOR the election as directors of all nominees named on the reverse side, FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants, FOR approval of the amendments to the Company’s 1996 Employee Stock Purchase Plan and FOR approval of the Company’s 2003 Equity Incentive Plan and to vote in their discretion on any other matters presented at the meeting or any adjournments thereof.

PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN

IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

é FOLD AND DETACH HERE é

Mark Here for Address Change or Comments	☒

	FOR all nominees	Withhold Authority to vote all nominees
1. ELECTION OF DIRECTORS:	☐	☐

01 John H. Bauer

02 John T. Carleton

03	Richard E. Carter
04	Firoz H. Lalji
05	Kathleen S. Pushor

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST ABOVE.)

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF AUDITORS.	☐	☐	☐

3. AMENDMENTS TO 1996 EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐

4. APPROVAL OF 2003 EQUITY INCENTIVE PLAN.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner specified by the undersigned. Except as otherwise specified, this proxy will be voted FOR the election as directors of all nominees named above and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES NAMED ABOVE, FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS, FOR APPROVAL OF THE AMENDMENTS TO THE COMPANY’S 1996 EMPLOYEE STOCK PURCHASE PLAN, AND FOR APPROVAL OF THE COMPANY’S 2003 EQUITY INCENTIVE PLAN.

Signature	Date:	, 2003

Please sign name exactly as it appears hereon. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

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